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                   AMENDED AND RESTATED AS OF FEBRUARY 7, 2005

                           INTERNATIONAL PAPER COMPANY
                      LONG-TERM INCENTIVE COMPENSATION PLAN


1. Purpose and Effective Date

       This plan shall be known as the International Paper Company Long-Term Incentive Compensation Plan (the "Plan"). The purpose of this Plan is to provide incentive for senior management officers and employees of the Company and its subsidiaries (the "Company") to improve the performance of the Company on a long-term basis, and to attract and retain in the employ of the Company persons of outstanding competence. The terms "subsidiary" and "subsidiaries" as used herein shall mean corporations which are owned or controlled by International Paper Company, directly or indirectly.

       The effective date of the Plan is January 1, 1989. The Plan was amended in 1994, 1999, 2000, 2003 and 2004 by a vote of shareholders and in February 2005 by the Committee, as defined below.

2. Administration of the Plan

     (a) The Plan shall be administered by a committee (the "Committee") which shall be composed of members of the Board of Directors of the Company and which shall be constituted so as to permit the Plan to comply with the provisions of Rule 16b-3 under the Securities Exchange Act of 1934, as amended ("1934 Act") (or any successor rule) and Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Committee is authorized to administer and interpret the Plan, to authorize, change, and waive the restrictions and conditions imposed on awards and stock options under the Plan, to delegate the granting of awards hereunder, and to adopt such rules and regulations for carrying out the Plan as it may deem appropriate. Decisions of the Committee or its delegates on all matters relating to the Plan shall be in the Committee's sole discretion and shall be conclusive and binding on all parties, including the Company, the shareholders and the participants.

     (b) No member of the Committee or any employee acting on its behalf shall incur any liability for any action or failure to act in connection with this Plan. The Company shall indemnify each member of the Committee and any employee acting on its behalf against any and all claims, losses, damages, expenses and liabilities arising from any action or failure to act.

3. Participants

     (a) Participation in this Plan shall be limited to senior managers and other key employees of the Company as determined by the Committee or its delegates. Awards of stock and stock appreciation rights and grants of stock options may be made to such employees and for such respective numbers of Shares, as the Committee or its delegates, in their absolute discretion shall determine (all such individuals to whom awards and options shall be granted being herein called "participants").

     (b) Members of the Board of Directors who are also employees of the Company shall be eligible to participate in the Plan. However, members of the Board of Directors who are not also employees of the Company shall be ineligible for awards under this Plan. Notwithstanding the foregoing, any members of the Board of Directors who are also retired employees of the Company shall be entitled to the portions of their awards which are earned or vested pursuant to the provisions of the Plan.





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     (c)  A person who is compensated on the basis of a fee or retainer, as distinguished from salary, shall not be eligible for participation in the Plan.

     (d) Participation in this Plan, or receipt of an award or option under this Plan, shall not give a participant any right to a subsequent award or option, nor any right to continued employment by the Company for any period, nor shall the granting of an award or option give the Company any right to continued services of the participant for any period. Likewise, participation in the Plan will not in any way affect the Company's right to terminate the employment of the participant at any time with or without cause.

4. Definitions

     (a) "Stock" or "Share" shall mean a share of the common stock of $1.00 par value of International Paper Company.

     (b) "Performance Shares" shall mean Shares contingently awarded with respect to an Award Period and issued with the restriction that the holder may not sell, transfer, pledge, or assign such Shares, and with such other restrictions as the Committee in its sole discretion may determine (including, without limitation, restrictions with respect to forfeiture of the Shares and with respect to reinvestment of dividends in additional restricted Shares), which restrictions may lapse separately or in combination at such time or times (in installments or otherwise) as the Committee may determine.

     (c) "Stock Appreciation Right" or "SAR" shall mean a right included in an award under this Plan to receive upon exercise of the SAR a payment equal to the amount of the appreciation in the fair market value of a Share over the exercise price which is set forth in the SAR provided that the exercise price is not less than the fair market value of a Share on the date the SAR is granted. Payment upon exercise of an SAR may be in the form of cash, or restricted stock, or unrestricted stock, or a combination, as determined by the Committee in its sole discretion. SARs may be awarded separately or in combination with other awards and stock options under this Plan pursuant to terms and conditions contained in an award agreement as determined by the Committee.

     (d) "Change of Control of the Company" shall mean a change in control of a nature that would be required to be reported in response to Item 5(f) of Schedule 14A of Regulation 14A promulgated under the 1934 Act; provided that, without limitation, such a change in control shall be deemed to have occurred if (i) any "person" as such term is used in Sections 13(d) and 14(d)(2) of the 1934 Act (other than employee benefit plans sponsored by the Company) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities, or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company, cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election, by the Company's shareholders of each new director was approved by a vote of at least two-thirds of the directors still in office who were directors at the beginning of the period.

5. Stock Available for the Plan

       Subject to the adjustments permitted by Section 6 of the Plan, an aggregate of 14 million (14,000,000) Shares shall be available under the Plan as amended by the shareholders at the 2004 Annual Meeting for delivery pursuant to the future awards, and options granted pursuant to the Plan, together with any Shares previously authorized by shareholders under the Plan, as previously amended, which are not yet issued to, or are reacquired from, participants in the Plan as previously amended. Such Shares shall be either previously unissued Shares or reacquired Shares. Shares covered by awards which are not earned, or which are settled in cash, or which are forfeited or terminated for any reason, and options which expire unexercised or which are exchanged for other awards, shall again be available for other





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awards and stock options under the Plan. Shares received by the Company on or prior to May 11, 2014 in connection with the exercise of stock options by delivery of other Shares, and received in connection with payment of withholding taxes, shall again be available for awards and options under the Plan. Shares reacquired by the Company on the open market on or prior to May 11, 2014 using the cash proceeds received by the Company from the exercise of stock options granted under the Plan as previously amended shall be available for awards and options up to the number of Shares issued upon option exercises which generated such proceeds, provided any such exercise occurred on or after January 1, 1989. Notwithstanding the foregoing, the maximum number of Shares available for delivery pursuant to future awards, options and SARs to executive officers of the Company who, at the time of grant, are subject to the provisions of Section 16 of the 1934 Act shall not exceed 14,600,000 Shares, subject to the adjustments permitted by Section 6 of the Plan. Notwithstanding any other provision of this Plan, subject, however, to the adjustments permitted by
Section 6 of the Plan, the aggregate number of Shares that can be covered by future stock options or SARs granted to any individual in any period of three consecutive fiscal years shall be 1,800,000, and subject to the adjustments permitted by this Section 5, the aggregate number of restricted Shares issued under this Plan after the 1999 annual meeting of shareholders may not exceed 17,100,000 Shares.

6. Changes in Stock and Exercise Price of Stock Options and SARs

       In the event of any stock dividend, split-up, reclassification or other analogous change in capitalization or any distribution (other than regular cash dividends) to holders of the Company's common stock, the Committee shall make such adjustments, if any, as it deems to be equitable in the exercise price of outstanding options and SARs, and in the number of Performance Shares awarded and earned, and in the number of Shares covered by any outstanding stock options and SARs, granted under this Plan, and in the aggregate number of Shares covered by this Plan.

7. Time of Granting Awards and Stock Options

       Nothing contained in this Plan, or in any resolution adopted or to be adopted by the Board of Directors or the shareholders of the Company, shall constitute the granting of an award or stock option under this Plan. The granting of an award or stock option pursuant to the Plan shall take place only when authorized by the Committee or its delegates.

8. Death or Disability of a Participant

       In the event of the death of a participant, a stock option or an SAR may be exercised within one year of the participant's death by the participant's designated beneficiary or beneficiaries (or if no beneficiary has been designated or survives the participant, by the person or persons who have acquired the rights of the participant by will or under the laws of descent and distribution). If a participant becomes disabled, the participant may exercise a stock option or an SAR within one year after the date of the disability.

       For purposes of this Plan, the term "disabled" shall refer to the condition of total disability defined in the Company's long-term disability plan.

       A participant may file with the Committee a designation of a beneficiary or beneficiaries on a form approved by the Committee, which designation may be changed or revoked by the participant's sole action, provided that the change or revocation is filed with the Committee on a form approved by it. In case of the death of the participant, before termination of employment or after retirement or disability, any portions of the participant's award to which the participant's designated beneficiary or estate is entitled under the Plan and the award agreement, shall be paid to the beneficiary or beneficiaries so designated or, if no beneficiary has been designated or survives such participant, shall be delivered as directed by the executor or administrator of the participant's estate.





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9. Retirement of Holder of Stock Option or SAR

       If a participant retires under a Company pension plan, the participant may exercise a stock option or an SAR within its remaining term unless otherwise provided in the award agreement. Retirement under any of the Company's pension plans shall cause incentive stock options to be treated for federal income tax purposes as non-qualified stock options on a date which is three months after the date of retirement. For purposes of this section, retirement shall be given the meaning used under the Company's pension plan for salaried employees.

10. Non-Transferability of Awards

       No award, stock option or SAR under this Plan, and no rights or interests therein, shall be assignable or transferable by a participant (or legal representative), except at death by will or by the laws of descent and distribution unless otherwise permitted by the Committee and by law and, in the case of incentive stock options, to the extent consistent with Section 422 of the Code.

11. Modification of the Plan

       The Board of Directors, without further approval of the shareholders, may at any time amend the Plan to take into account and comply with any changes in applicable securities or federal income tax laws and regulations, or other applicable laws and regulations, including without limitation, any modifications to Rule 16b-3 under the 1934 Act or Section 162(m) of the Code (or any successor rule, provision or regulation), terminate or modify or suspend (and if suspended, may reinstate) any or all of the provisions of this Plan, except that no modification of this Plan shall without the approval of the Company's shareholders increase the total number of Shares for which awards, stock options and SARs may be granted under the Plan (except pursuant to Section 6).

12. Impact of Restatement of Financial Statements upon Previous Awards

       If any of the Company's financial statements are required to be restated, resulting from errors, omissions, or fraud, the Committee may (in its sole discretion, but acting in good faith) direct that the Company recover all or a portion of any such award made to any, all or any class of participants with respect to any fiscal year of the Company the financial results of which are negatively affected by such restatement. The amount to be recovered from any participant shall be the amount by which the affected award exceeded the amount that would have been payable to such participant had the financial statements been initially filed as restated, or any greater or lesser amount (including, but not limited to, the entire award) that the Committee shall determine. The Committee may determine to recover different amounts from different participants or different classes of participants on such bases as it shall deem appropriate. In no event shall the amount to be recovered by the Company be less than the amount required to be repaid or recovered as a matter of law. The Committee shall determine whether the Company shall effect any such recovery (i) by seeking repayment from the participant, (ii) by reducing (subject to applicable law and the terms and conditions of the applicable plan, program or arrangement) the amount that would otherwise be payable to the participant under any compensatory plan, program or arrangement maintained by the Company or any of its affiliates, (iii) by withholding payment of future increases in compensation (including the payment of any discretionary bonus amount) or grants of compensatory awards that would otherwise have been made in accordance with the Company's otherwise applicable compensation practices, or (iv) by any combination of the forgoing.

RESTRICTED PERFORMANCE SHARE AWARDS

13. Terms and Conditions of Awards of Performance Shares

     (a) Each award of Performance Shares under this Plan shall be contingently awarded with respect to a period of consecutive calendar years as determined by the Committee (herein called an "Award Period") and shall be made from newly issued or reacquired Shares. The first





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          complete Award Period under this Plan began with the year 1989. A new
          Award Period shall commence at the beginning of each calendar year.

     (b) The Performance Shares awarded under this Plan will be earned by a participant on the basis of the Company's financial performance over the Award Period for which it was awarded, on the basis of pre-established performance goals determined by the Committee in its sole discretion. The Performance measurement criteria used for Performance Shares shall be limited to one or more of: earnings per share, return on stockholders equity, return on investment, return on assets, growth in earnings, growth in sales revenue, and shareholder returns. Such criteria may be measured based on the Company's results or on the Company's performance as measured against a group of peer companies selected by the Committee. In applying such criteria, earnings may be calculated based on the exclusion of discontinued operations and extraordinary items. Subject to the adjustments permitted by Section 6 of the Plan, the maximum number of Performance Shares that can be earned for any one individual for any future Award Period is 660,000. Subject to such maximum number of Shares, the amount, if any, that may be earned by a participant receiving Performance Shares may vary in accordance with the level of achievement of the performance goal or goals established by the Committee.

     (c) A participant's rights with respect to all unearned Performance Shares shall terminate at the end of each Award Period.

     (d) The number of Shares determined by the Committee to have been earned with respect to any Award Period shall be final, conclusive and binding upon all parties, including the Company, the shareholders and the participants.

     (e) All dividend equivalents credited on Performance Shares during an Award Period shall be reinvested in additional Performance Shares (which shall be allocated to the same Award Period, and shall be subject to being earned by the participant on the same basis as the original award).

     (f) All dividends paid on earned restricted Shares under this part of the Plan shall be paid in cash.

     (g) As a condition of any award of Performance Shares under this Plan, each award shall be subject to documentation of terms and conditions authorized by the Committee. The Committee may in its sole discretion, include additional conditions and restrictions to the awards under this Plan. Settlements in Shares may be subject to forfeiture and other contingencies as the Committee may determine.

     (h) At the discretion of the Committee, SARs may be awarded separately or in combination with other awards or grants under this portion of the Plan.

     (i)  In the event a Change of Control of the Company occurs, then

          (A) all restrictions shall be immediately removed with respect to all earned Performance Shares and

          (B) a pro rata portion of each outstanding Award that would have been earned were Company performance to reach the goals established by the Committee for each uncompleted Award Period shall be deemed earned (based on the number of months of the total Award Period which have been completed prior to the Change of Control), and all restrictions shall be immediately removed with respect to that number of shares; the remaining portion of each Award shall be cancelled.





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STOCK OPTION AWARDS

14. Terms and Conditions of Stock Options

     (a) The Committee and its delegates shall have the sole authority to grant stock options under this Plan. Such grants may consist of non-qualified stock options, or Incentive Stock Options, or any combination thereof, as the Committee shall decide from time to time. The aggregate fair market value (determined at the time the option is granted) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during a calendar year shall not exceed $100,000 as determined under Section 422 of the Internal Revenue Code or comparable legislation. The maximum number of Shares for which stock options can be awarded to any one individual over any consecutive three-year period commencing on the effective date of the amendment to the Plan is 1,800,000 Shares, subject to the adjustments permitted by Section 6 of the Plan.

     (b) The term of each option granted under the Plan shall be set by the Committee, but in no event shall an Incentive Stock Option be exercised after ten years following the date of its grant under this Plan.

     (c) The exercise price of each option granted under the Plan shall be no less than the fair market value of the underlying Stock at the time the option is granted as determined by the Committee.

     (d) Prior to the exercise of the option and delivery of the Stock represented thereby, the participant shall have no rights to any dividends nor be entitled to any voting rights on any Stock represented by outstanding options.

     (e) As a condition of any grant of a stock option under this Plan, each participant shall enter into an award agreement authorized by the Committee. The Committee may, in its sole discretion, include additional conditions and restrictions in the award agreement entered into under this Plan.

     (f) At the discretion of the Committee, SARs may be awarded separately or in combination with other awards or grants under this part of the Plan.

15. Exercise of Stock Options

     (a) Each stock option granted under this Plan shall be exercisable as provided in accordance with the document evidencing the option by full payment of the option price in cash or at the discretion of the Committee in Stock owned by the participant (including Performance Shares and other restricted Shares awarded under this Plan). Unless otherwise provided herein, a participant may exercise a stock option only if he or she is an employee of the Company and has continuously been an employee of the Company since the date the option was granted.

     (b) If a stock option under this Plan is exercised by a participant, then, at the discretion of the Committee, the participant may receive a replacement option under this part of the Plan to purchase a number of Shares equal to the number of Shares which the participant purchased on the exercise of the option, with an exercise price equal to the current fair market value, and with a term extending to the expiration date of the original stock option. If a stock option is exercised by delivery of restricted Shares, then the participant shall receive an equal number of identically restricted Shares; the remaining option exercise Shares shall contain any applicable restrictions which are set forth in the participant's award agreement and shall otherwise be unrestricted.

     (c) In the event a Change of Control of the Company occurs, all stock options granted under this part of the Plan shall be immediately exercisable, and all restrictions on Shares issued under this plan pursuant to the exercise of stock option shall be immediately removed.





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CONTINUITY AWARDS

16. Terms and Conditions of Executive Continuity Awards

     (a) Executive Continuity Awards may be made from time to time under this Plan at the discretion of the Committee, in such amounts and upon such terms and conditions as are established by the Committee under this portion of the Plan, except that in no event shall any such award made after May 13, 2003, extend beyond a term of ten years following the date of its grant under this Plan.

     (b) An Executive Continuity Award shall consist of a tandem grant of restricted Shares together with a related non-qualified stock option (options to be granted in accordance with the provisions of sections 13-14 of this Plan) to purchase a specified number of Shares, in such amounts as may be determined by the Committee. All dividends paid on the restricted Shares shall be reinvested in additional shares of restricted Shares (subject to the same restrictions, terms and conditions). Upon attainment of age 65, (or death or the executive's becoming disabled) or such other age as is determined in the sole discretion of the Committee, or upon a Change of Control of the Company (as limited under subsection (h) below), the restrictions on the award will be removed, and the award will vest in the following manner, except as otherwise determined by the Committee:

          (i) If the current realizable gain on a tandem stock option is greater than the current market value of the related restricted Shares (including re-invested dividends), then all such shares of restricted Shares shall be canceled and the term of the stock option shall continue for the term set forth in the award agreement.

          (ii) If the current market value of the restricted Shares (including re-invested dividends) is greater than the current realizable gain on any related tandem stock option, then the option shall be canceled and the restrictions shall be removed from all of the related restricted Shares.

     (c) If a stock option granted under this portion of the Plan is exercised prior to the executive's attainment of an age determined by the Committee, the related shares of restricted Shares shall be canceled, and the additional Shares issued upon the exercise of the stock option shall be restricted and subject to either forfeiture or repurchase by the Company at the option exercise price for a period ranging up to 12 years from the date of the grant of the option, or longer, as determined by the Committee and set forth in the award agreement.

     (d) A stock option granted under this portion of the Plan shall be exercisable as provided in accordance with the document evidencing the option by full payment of the option price in cash or, at the discretion of the Committee, in Stock owned by the participant (including Performance Shares awarded under this Plan). At the discretion of the Committee, the participant may receive a replacement stock option to purchase a number of shares equal to the number of shares purchased by the participant in exercising the option, with an exercise price equal to the current market value, and with a term extending to the expiration date of the original stock option. If an option is exercised by delivery of restricted Shares, then the participant shall receive an equal number of identically restricted Shares; the remaining option exercise Shares shall be subject to the Company's right to impose restrictions on such Shares as described in subsection (c) above.

     (e) As a condition of any executive Continuity Award under this Plan, each participant shall enter into an award agreement authorized by the Committee. The Committee may, in its sole discretion, include additional conditions and restrictions in the award agreement.

     (f) At the discretion of the Committee, SARs may be awarded separately or in combination with other awards or grants under this portion of the Plan.





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     (g)  In the event a Change of Control of the Company occurs, all restrictions shall be immediately removed with respect to the exercise of stock options under this part of the Plan and with respect to Shares issued upon the exercise of any stock option. A Change of Control, for these purposes, shall not include a transaction initiated by management such as a management led buyout or recapitalization except where such transaction (i) is in response to the acquisition of 10% or more of the Company's stock or the announcement of a tender offer for 20% or more of the Company's stock (other than by employee benefit plans sponsored by the Company); or (ii) is approved by the Board in accordance with the standards set forth in Section 717 of the New York Business Corporation Law or any successor provision.

17. Terms and Conditions of Other Continuity Awards

     (a) Awards of restricted stock hereinafter called "continuity awards" may be made from time to time under the Plan at the discretion of the Committee or its delegates, in such amounts and upon such terms and conditions as are established by the Committee or its delegates under this portion of the Plan except that in connection with any such awards made after May 11, 2004, in no event shall such award extend beyond a term of ten years following the date of its grant under this Plan. All dividends paid on the restricted Shares shall be reinvested in additional shares of restricted Shares (subject to the same restrictions, terms and conditions.)

     (b) As a condition of any such continuity award under this Plan, each participant shall enter into an award agreement authorized by the Committee or its delegates. The Committee or its delegates, in their sole discretion, may include additional conditions or restrictions in the award agreement.

     (c) In the event a Change of Control of the Company occurs, all restrictions shall be immediately removed with respect to Shares issued as a continuity award. A Change of Control, for these purposes, shall not include a transaction initiated by management, such as a management led buyout or recapitalization except where such transaction (i) is in response to the acquisition of 10% or more of the Company's stock or the announcement of a tender offer for 20% or more of the Company's stock (other than by employee benefit plans sponsored by the Company); or (ii) is approved by the Board in accordance with the standards set forth in Section 717 of the New York Business Corporation Law or any successor provision.

MISCELLANEOUS

18. Prior Awards

       Awards of stock options and Performance Shares made under the Plan prior to the amendments approved by shareholders at the 1994 annual meeting continued to be subject to the terms of the Plan and the instruments evidencing such awards prior to such amendments becoming effective.

19. Tax Withholding

       The Company shall have the right to deduct from any settlement of an award made under the Plan, including the delivery or vesting of Shares, a sufficient amount to cover withholding of any federal, state, local or foreign jurisdiction taxes required by law, or to take such other action as may be necessary to satisfy any such withholding obligations. The Committee may permit or require Shares to be used to satisfy required tax withholding and such Shares shall be valued at the fair market value as of the settlement date of the applicable award.